                                                                   EXHIBIT 10.14



                                  $125,000,000
                                 AQUA-CHEM, INC.

                   11 1/4% SENIOR SUBORDINATED NOTES DUE 2008


                               PURCHASE AGREEMENT
                               ------------------

                                                                   June 18, 1998



CREDIT SUISSE FIRST BOSTON CORPORATION
BEAR, STEARNS & CO. INC.
  c/o Credit Suisse First Boston Corporation,
    Eleven Madison Avenue,
      New York, N.Y. 10010-3629

Dear Sirs:

         1. Introductory. Aqua-Chem, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell (the "Offering") to the several initial purchasers named in Schedule A hereto (the "Purchasers") $125,000,000 principal amount of its 11 1/4% Senior Subordinated Notes Due 2008 (the "Offered Securities") to be issued under an indenture, dated as of June 23, 1998 (the "Indenture"), between the Company and United States Trust Company of New York, as Trustee. The United States Securities Act of 1933 is herein referred to as the "Securities Act".

         The Offered Securities are being issued and sold in connection with the consummation of the transactions contemplated by the Asset Purchase Agreement, dated as of May 28, 1998 (the "Asset Purchase Agreement"), among the Company, National Dynamics Corporation, a Nebraska corporation ("NDC") and Roger L. Swanson, Verlyn L. Westra and Daniel T. Scully (each a shareholder of NDC, and collectively, the "NDC Shareholders"), pursuant to which the Company has agreed, subject to certain conditions, to acquire substantially all of the assets of NDC (the "Acquisition").


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                                                                   EXHIBIT 10.14


         In connection with the Acquisition and the Offering, the Company proposes to: (i) pay in full all outstanding borrowings under the Existing Credit Facility (as defined in the Offering Document (as defined below)); (ii) repurchase the Company's existing subordinated indebtedness (the "Existing Subordinated Debt"); (iii) retire a portion of the Company's Series A Preferred Stock (the "Preferred Stock"); and (iv) repay an existing note payable. The foregoing transactions described in clauses (i) to (iv) above are referred to herein as the "Transactions".

         Holders (including subsequent transferees) of the Offered Securities will have the registration rights set forth in the Registration Rights Agreement of even date herewith among the Company and the Purchasers (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has agreed to file with the Securities and Exchange Commission (the "Commission") (i) a registration statement under the Securi ties Act, registering an issue of a series of senior subordinated notes (the "Exchange Notes") identical in all material respects to the Offered Securities (except that the Exchange Notes will not contain terms with respect to transfer restrictions) to be offered in exchange for the Offered Securities and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act.

         This Agreement, the Indenture and the Registration Rights Agreement are referred to herein collectively as the "Operative Documents".

         The Company hereby agrees with the several Purchasers as follows:

         2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Purchasers as follows:


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                                                                   EXHIBIT 10.14


                  (a) A preliminary offering circular and an offering circular relating to the Offered Securities to be offered by the Purchasers have been prepared by the Company. Such preliminary offering circular and offering circular, as supplemented as of the date of this Agreement, together with any other document approved by the Company for use in connection with the contemplated resale of the Offered Securities are hereinafter collectively referred to as the "Offering Document". On the date of this Agreement, the Offering Document does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by any Purchaser through Credit Suisse First Boston Corporation ("CSFBC") specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b).

                  (b) The Company and NDC have been duly incorporated and are existing corporations in good standing under the laws of the State of Delaware and the State of Nebraska, respectively, with power and authority (corporate and other) to own their respective properties and conduct their respective businesses as described in the Offering Document; and the Company is duly qualified to do business as foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of business requires such qualification except where the failure to so qualify would not have a material adverse effect on the business or financial condition of the Company and its Subsidiaries, taken as a whole.

                  (c) Each subsidiary which meets the definition of "Significant Subsidiary" contained in Item 101(w) of

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                                                                   EXHIBIT 10.14


         Regulation S-X promulgated by the Commission (each, a "Subsidiary") of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and each Subsidiary is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification except where the failure to so qualify would not have a material adverse effect on the business or financial condition of the Company and its Subsidiaries taken as a whole; all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable except as Section 180.0622(2)(b) of the Wisconsin Statutes may be applicable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

                  (d) The Indenture has been duly authorized; the Offered Securities have been duly authorized; and when the Offered Securities are delivered and paid for pursuant to this Agreement on the Closing Date (as defined below), the Indenture will have been duly executed and delivered, such Offered Securities will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Offering Document and the Indenture and such Offered Securities will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.


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                                                                   EXHIBIT 10.14


                  (e) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and conforms in all material respects to the description thereof contained in the Offering Document. The Registration Rights Agreement constitutes a valid and legally binding obligation of the Company.

                  (f) Except as disclosed in the Offering Document, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Purchaser for a brokerage commission, finder's fee or other like payment in connection with the issuance and sale of the Offered Securities by the Company.

                  (g) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Company.

                  (h) The execution, delivery and performance of the Operative Documents and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof will not result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, any Subsidiary, or NDC or any of their properties, or any agreement or instrument to which the Company, any Subsidiary or NDC is a party or by which the Company, any Subsidiary or NDC is bound or to which any of the properties of the Company, any Subsidiary or NDC is subject, or the charter or by-laws of the Company, any Subsidiary or NDC, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

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                                                                   EXHIBIT 10.14


                  (i) This Agreement has been duly authorized, executed and delivered by the Company.

                  (j) Except as disclosed in the Offering Document, the Company, the Subsidiaries and NDC have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Offering Document, the Company, the Subsidiaries and NDC hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                  (k) The Company, the Subsidiaries and NDC possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company, any Subsidiary or NDC, would individually or in the aggregate have a material adverse effect on the Company and the Subsidiaries taken as a whole, or NDC.

                  (l) No labor dispute with the employees of the Company, any Subsidiary or NDC exists or, to the knowledge of the Company, is imminent that might have a material adverse effect on the Company and the Subsidiaries taken as a whole or NDC.

                  (m) The Company, the Subsidiaries and NDC own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively,

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                                                                   EXHIBIT 10.14


         "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company, the Subsidiaries or NDC would individually or in the aggregate have a material adverse effect on the Company and the Subsidiaries taken as a whole, or NDC.

                  (n) Except as disclosed in the Offering Document, neither the Company, any of the Subsidiaries or NDC is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a material adverse effect on the Company and the Subsidiaries taken as a whole or NDC; and the Company is not aware of any pending investigation which might lead to such a claim.

                  (o) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Company, the Subsidiaries of or NDC or any of their respective properties that, if determined adversely to the Company, any Subsidiary of the Company or NDC, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and the

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                                                                   EXHIBIT 10.14


         Subsidiaries taken as a whole or NDC or would materially and adversely affect the ability of the Company to perform its obligations under any of the Operative Documents, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

                  (p) The financial statements included in the Offering Document present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Offering Document, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the assumptions used in preparing the pro forma financial statements included in the Offering Documents provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                  (q) The financial statements of NDC included in the Offering Document present fairly the financial position of NDC as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis.

                  (r) Except as disclosed in the Offering Document, since the date of the latest audited financial statements included in the Offering Document there has been no material adverse change, nor any development or

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                                                                   EXHIBIT 10.14


         event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and the Subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Offering Document, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (s) The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "Investment Company Act"); and the Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act.

                  (t) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the United States Securities Exchange Act of 1934 ("Exchange Act") or quoted in a U.S. automated inter-dealer quotation system.

                  (u) The offer and sale of the Offered Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act; and it is not necessary to qualify an indenture in respect of the Offered Securities under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                  (v) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States

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                                                                   EXHIBIT 10.14


         or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Offered Securities, or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S ("Regulation S") under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(b) of Regulation S. The Company, its affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

                  (w) The execution, delivery and performance by the Company, the Subsidiaries and NDC of their respective obligations under the Asset Purchase Agreement and the Acquisition will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, any Subsidiary or NDC or any of their properties, or any agreement or instrument to which the Company, any Subsidiary or NDC is a party or by which the Company, any Subsidiary or NDC is bound or to which any of the properties of the Company, any subsidiary of the Company or NDC is subject, or the charter or by-laws of the Company, any subsidiary of the Company or NDC.

                  (x) The Asset Purchase Agreement has been duly authorized, executed and delivered by the Company and

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                                                                   EXHIBIT 10.14


         conforms in all material respects to the descriptions thereof in the Offering Document.

                  (y) The Asset Purchase Agreement, assuming due execution and delivery by the other parties thereto, constitutes a valid and legally binding obligation of the Company and is enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (z) The Company has delivered to the Purchasers true and correct copies of the Asset Purchase Agreement, in the form as originally executed, and there have been no amendments or waivers thereto or in the exhibits or schedules thereto other than those as to which the Purchasers shall have been advised.

                  (aa) The Transactions have been duly authorized and will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the properties of the Company or any subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchasers, and the Purchasers agree, severally and not

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                                                                   EXHIBIT 10.14


jointly, to purchase from the Company, at a purchase price of 97% of the principal amount thereof plus accrued interest from June 18, 1998 to the Closing Date (as hereinafter defined), the respective principal amounts of Offered Securities set forth opposite the names of the several Purchasers in Schedule A hereto.

         The Company will deliver against payment of the purchase price the Offered Securities in the form of one or more permanent global securities in definitive form (the "Global Securities") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any Global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document. Payment for the Offered Securities shall be made by the Purchasers in Federal (same day) funds by official check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of the Company at the office of Cravath, Swaine & Moore at 10:00 A.M. (New York time), on June 23, 1998, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "Closing Date", against delivery to the Trustee as custodian for DTC and Euroclear of the Global Securities representing all of the Offered Securities. The Global Securities will be made available for checking at the above office of Cravath, Swaine & Moore at least 24 hours prior to the Closing Date.

         4. Representations by Purchasers; Resale by Purchasers. (a) Each Purchaser severally represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

                  (b) Each Purchaser severally acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with

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                                                                   EXHIBIT 10.14


         Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser severally represents and agrees that it has offered and sold the Offered Securities, and will offer and sell the Offered Securities as part of its distribution or at any time only in accordance with Rule 903 or Rule 144A under the Securities Act ("Rule 144A"). Accordingly, neither such Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser severally agrees that, at or prior to confirmation of sale of the Offered Securities, other than a sale pursuant to Rule 144A, such Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Offered Securities from it during the restricted period a confirmation or notice to substantially the following effect:

                  "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S."

         Terms used in this subsection (b) have the meanings given to them by Regulation S.

                  (c) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for

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                                                                   EXHIBIT 10.14


         any such arrangements with the other Purchasers or affiliates of the other Purchasers or with the prior written consent of the Company.

                  (d) Each Purchaser severally agrees that it and each of its affiliates will not offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

                   (e) Each of the Purchasers severally represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Offered Securities will not offer or sell any Offered Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Offered Securities in, from or otherwise involving the

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                                                                   EXHIBIT 10.14


         United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Offered Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

         5. Certain Agreements of the Company. The Company agrees with the several Purchasers that:

                  (a) The Company will advise CSFBC promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without CSFBC's consent (which consent shall not be unreasonably withheld). If, at any time prior to the completion of the resale of the Offered Securities by the Purchasers, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company promptly will notify CSFBC of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission. Neither CSFBC's consent to, nor the Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (b) The Company will furnish to CSFBC copies of any preliminary offering circular, the offering circular and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFBC requests, and the Company will furnish to CSFBC on the date hereof three copies of the Offering Document signed by a duly authorized officer

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                                                                   EXHIBIT 10.14


         of the Company, one of which will include the independent accountants' reports therein manually signed by such independent accountants. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to CSFBC (and, upon request, to each of the other Purchasers) and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Company will pay the expenses of printing and distributing to the Purchasers all such documents.

                  (c) The Company will arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as CSFBC designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchasers, provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state.

                  (d) During the period of ten years (or such lesser period as the Offered Securities or Exchange Securities (as defined in the Registration Rights Agreement) are outstanding) hereafter, the Company will furnish to CSFBC and, upon request, to each of the other Purchasers, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year; and the Company will furnish to CSFBC and, upon request, to each of the other Purchasers (i) as soon as available, a copy of each report or other document furnished to the

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                                                                   EXHIBIT 10.14


         Commission or mailed to its shareholders generally, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

                  (e) During the period of two years (or such lesser period as the Offered Securities or Exchange Securities are outstanding) after the Closing Date, the Company will, upon request, furnish to CSFBC, each of the other Purchasers and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

                  (f) During the period of two years (or such lesser period as the Offered Securities or Exchange Securities are outstanding) after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.

                  (g) During the period of two years (or such lesser period as the Offered Securities or Exchange Securities are outstanding) after the Closing Date, the Company will not be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

                  (h) The Company will pay all expenses incidental to the performance of its obligations under the Operative Documents, including
         (i) the fees and expenses of the Trustee and its professional advisers;
         (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities, the preparation and printing of the Operative Documents, the Offered Securities, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered

                                                                   EXHIBIT 10.14


         Securities; (iii) the cost of qualifying the Offered Securities for trading in The Portal(SM) Market ("PORTAL") and any expenses incidental thereto; (iv) the cost of any advertising approved by the Company in connection with the issue of the Offered Securities; (v) any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions in the United States and Canada as CSFBC designates and the printing of memoranda relating thereto; (vi) any fees charged by investment rating agencies for the rating of the Offered Securities; and (vii) expenses incurred in distributing preliminary offering circulars and the offering circulars (including any amendments and supplements thereto) to the Purchasers. The Company will also pay or reimburse the Purchasers (to the extent incurred by them) for all travel expenses of the Purchasers and the Company's officers and employees and any other expenses of the Purchasers and the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities from the Purchasers.

                  (i) In connection with the offering, until CSFBC shall have notified the Company and the other Purchasers of the completion of the resale of the Offered Securities, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

                   (j) For a period of 180 days after the date of the initial offering of the Offered Securities by the

                                                                   EXHIBIT 10.14


         Purchasers, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any United States dollar-denominated debt securities issued or guaranteed by the Company and having a maturity of more than one year from the date of issue, or publicly disclose the intention to make any such offer, sale, pledge or disposition, without the prior written consent of CSFBC. The Company will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act or the safe harbor of Regulation S thereunder to cease to be applicable to the offer and sale of the Offered Securities.

                  (k) The Company will use its best efforts to have the Offered Securities become eligible for the PORTAL trading system.

         6. Conditions of the Obligations of the Purchasers. The obligations of the several Purchasers to purchase and pay for the Offered Securities will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

                  (a) The Purchasers shall have received a letter, dated the date of this Agreement, of Arthur Andersen LLP in form and substance satisfactory to the Purchasers concerning the financial information with respect to the Company set forth in the Offering Document.

                  (b) The Purchasers shall have received a letter, dated the date of this Agreement, of KPMG Peat Marwick

                                                                   EXHIBIT 10.14


         LLP (Milwaukee, WI) in form and substance satisfactory to the Purchasers concerning the financial information with respect to the Company set forth in the Offering Document.

                  (c) The Purchasers shall have received a letter, dated the date of this Agreement, of KPMG Peat Marwick LLP (Omaha, NE) in form and substance satisfactory to the Purchasers concerning the financial information with respect to NDC set forth in the Offering Document.

                  (d) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of CSFBC, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market, or (ii) (A) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company, the Subsidiaries or NDC which, in the judgment of a majority in interest of the Purchasers including CSFBC, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (B) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (C) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum

                                                                   EXHIBIT 10.14


         prices for trading on such exchange, or any suspension of trading of any securities of the Company or NDC on any exchange or in the over-the-counter market; (D) any banking moratorium declared by U.S. Federal or New York authorities; or (E) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Purchasers including CSFBC, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.

                  (e) The Purchasers shall have received an opinion, dated the Closing Date, of Whyte Hirschboeck Dudek S.C., counsel for the Company, substantially in the form of Annex A.

                  (f) The Purchasers shall have received from Cravath, Swaine & Moore, counsel for the Purchasers, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities, the Offering Document, the exemption from registration for the offer and sale of the Offered Securities by the Company to the several Purchasers and the resales by the several Purchasers as contemplated hereby and other related matters as CSFBC may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (g) The Purchasers shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the

                                                                   EXHIBIT 10.14


         representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the dates of the most recent financial statements in the Offering Document, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, or NDC, except as set forth in or contemplated by the Offering Document or as described in such certificate.

                  (h) The Purchasers shall have received a letter, dated the Closing Date, of each of Arthur Andersen LLP and KPMG Peat Marwick LLP (Omaha, NE) which meets the requirements of subsection (a), (b) or (c) of this Section, as the case may be, except that the specified date referred to in such subsection will be a date not more than two business days prior to the Closing Date for the purposes of this subsection.

                  (i) Concurrently with or prior to the issuance and sale of the Offered Securities by the Company, the Company shall have consummated the Acquisition on terms that conform in all material respects to the description thereof in the Offering Document and the Purchasers shall have received (i) true and correct copies of all documents pertaining to the Acquisition and (ii) a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the Acquisition has been consummated on terms that conform in all material respects to the description thereof in the Offering Document.

                                                                   EXHIBIT 10.14


                  (j) The Purchasers shall have received from the Company a signed copy of the letter agreement between the Company and Lyonnaise American Holding, Inc. in form and substance satisfactory to the Purchasers.

         The Company will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. CSFBC may in its sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder, whether in respect of an Optional Closing Date or otherwise.

         7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any of the representations and warranties of the Company contained herein or any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Purchaser through CSFBC specifically for use therein, it

                                                                   EXHIBIT 10.14


being understood and agreed that the only such information consists of the information described as such in subsection (b) below.

         (b) Each Purchaser will severally and not jointly indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Purchaser through CSFBC specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser consists of the following information in the Offering Document furnished on behalf of each Purchaser: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Purchasers, the legend concerning over-allotments and stabilizing on the inside front cover page and the seventh paragraph under the caption "Plan of Distribution".

         (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under

                                                                   EXHIBIT 10.14


subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

         (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other from the offering of the Offered Securities or (ii) if the

                                                                   EXHIBIT 10.14


allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchasers from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

         (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may

                                                                   EXHIBIT 10.14


otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

         8. Default of Purchasers. If any Purchaser or Purchasers default in their obligations to purchase Offered Securities hereunder and the aggregate principal amount of Offered Securities that such defaulting Purchaser or Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of Offered Securities, CSFBC may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Purchasers, but if no such arrangements are made by such the Closing Date, the non-defaulting Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Purchasers agreed but failed to purchase. If any Purchaser or Purchasers so default and the aggregate principal amount of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of Offered Securities and arrangements satisfactory to CSFBC and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser or the Company, except as provided in Section 9. As used in this Agreement, the term "Purchaser" includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the

                                                                   EXHIBIT 10.14


Company or its officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Purchasers is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Purchasers pursuant to Section 7 shall remain in effect. If the purchase of the Offered Securities by the Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (C), (D) or (E) of Section 6(b)(ii), the Company will reimburse the Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         10. Notices. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or telegraphed and confirmed to the Purchasers, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department--Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 7800 North 113th Street, Milwaukee, WI 53224, Attention: Jeffrey A. Miller; provided, however, that any notice to a Purchaser pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Purchaser.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or

                                                                   EXHIBIT 10.14


obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such holders were parties thereto.

         12. Representation of Purchasers. You will act for the several Purchasers in connection with this purchase, and any action under this Agreement taken by you jointly or by CSFBC will be binding upon all the Purchasers.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. Applicable Law. This agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

         The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

                                                                   EXHIBIT 10.14


         If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Purchasers in accordance with its terms.

                                     Very truly yours,

                                     AQUA-CHEM, INC.

                                           by     /s/ JA Miller
                                                  ------------------------------
                                                  Name:  Jeffrey A. Miller
                                                  Title: Chairman of the
                                                         Board, President and
                                                         Chief Executive
                                                         Officer

The foregoing Purchase Agreement
  is hereby confirmed and accepted
  as of the date first above written.


CREDIT SUISSE FIRST BOSTON CORPORATION
BEAR, STEARNS & CO. INC.

by CREDIT SUISSE FIRST BOSTON CORPORATION

   by
      -------------------------------
      Name:
      Title:

                                                                   EXHIBIT 10.14


                                   SCHEDULE A




                                                  PRINCIPAL
                                                  AMOUNT OF
                                                   OFFERED
MANAGER                                          SECURITIES
-------                                          ----------
Credit Suisse First Boston Corporation           $81,250,000
Bear, Stearns & Co. Inc. .............            43,750,000

                                                ============

                           Total......          $125,000,000

                                                                   EXHIBIT 10.14

                                                                         ANNEX A

                                       32







                            Form of Legal Opinion